                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 19, 1996


                               OCCUSYSTEMS, INC.
                               -----------------

             (Exact Name of Registrant as Specified in its Charter)



       Delaware                  0-24440                   75-2543036
     ---------------         ----------------           ----------------
     (State or other         (Commission File           (I.R.S. Employer
     jurisdiction of             Number)                 Identification
     incorporation)                                         Number)



     3010 LBJ Freeway
     Suite 400
     Dallas, Texas                                           75234
     ---------------------------------------            ----------------
     (Address of Principal Executive Offices)              (Zip Code)


                                 (972) 484-2700
                                 --------------

              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events

(a)  See the press release attached hereto as Exhibit 99.1.

(b) See the Summary Selected Consolidated Financial and Operating Data of OccuSystems, Inc., the registrant, as attached hereto as Exhibit 99.2. The term "Notes" as used in Exhibits 99.2 - 99.5 means the convertible subordinated notes due 2001 described in Exhibit 99.1.

(c)  See the Pro Forma Consolidated Financial Statements attached hereto as
     Exhibit 99.3.

(d) See Management's Discussion and Analysis of Financial Condition and Results of Operations attached hereto as Exhibit 99.4.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OCCUSYSTEMS, INC.

                                        By:



 Date: December 23, 1996                       John K. Carlyle
                                        --------------------------------------
                                        John K. Carlyle
                                        President and Chief Executive Officer



                                               James M. Greenwood
                                        --------------------------------------
                                        James M. Greenwood
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Accounting Officer)